Cambria ETF Trust

All Funds

Supplement dated January 1, 2019

to each currently effective Summary Prospectus and Statutory Prospectus (each, a “Prospectus”), as each may be amended or supplemented

The following information supplements and should be read in conjunction with each Prospectus.

Effective immediately, the following legend is hereby added to the front cover page of each Prospectus:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be available on the Funds’ website (www.cambriafunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to received shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

These changes are not expected to have a material impact on the Fund’s holdings or affect the Fund’s fees and expenses.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CIM-SK-018-0100